CMS ENERGY

Top of Mind

- Why invest in CMS?
- What's in the Plan?; What's not?
- How do we do it?
- What makes us different?

CMS LISTED NYSE

UBS 2015 Natural Gas & Electric Utilities Conference

March 3 & 4, 2015


Ludington Pumped Storage
Fourth largest in the world


Ray Compressor Station
#1 LDC in gas storage


Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31, 2014. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

Why Invest in CMS Energy?

Our Growth Engine

(2015-2024 Capex)


$15.5 Billion
5% - 7% EPS growth

More "upside"
$5 bil NOT yet in Plan!

Supported By

- **UPSIDES** create headroom
  (Investment, Sales, Cost, & DIG)
- **PARTNERS** in progress
  (Customers, Regulators, & Policy Makers)
- **PASSION** to improve for customers AND owners
  (Value, Reliability, & Environment)

. . . . next 10 years even brighter than last 10 years!

What's in the Plan?
INVESTMENT "CATCH-UP". . . .

CMS ENERGY



Amount
(billions)
$1.8
Peers
Catch-Up
Restructuring
CMS
> $1.5 per year
Peer Performance [a]
Consumers Energy
Peer Average
Capex
Liquidity
Cash Flow (oper)
16%
14%
20%
15%
15%
12%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

[a] Based on December 31, 2014 information percent of market cap

Source: 10K; actual amounts through 2013 smoothed for illustration

. . . . creating an opportunity for the next 10 years.

What's in the Plan?
VISIBLE CAPEX . . . .



2005-2014
$10.7B
2015-2024
$15.5B
Growth +45%
Electric Maintenance
Gas Infrastructure
New Generation
Environmental
Smart Energy
Electric Reliability
Electric Maintenance
Gas Infrastructure
Up +83%
New Generation
Environmental
Up +168%
Electric Reliability
Smart Energy

. . . . with no "big bets" over 10 years!

What's in the Plan?
SUSTAINABLE EARNINGS GROWTH[a] . . . .

CMS ENERGY


+5% to +7%
EPS Growth
+7%
Annual Growth
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Future

[a]Adjusted EPS (non-GAAP) excluding MTM in 2004 - 2006

. . . . driven by investment plan.

What's NOT in the Plan?
UPSIDE INVESTMENT OPPORTUNITIES . . . .

CMS ENERGY

2015-2024
10-Year Plan

Opportunity Level

+30% Opportunity

$15.5 Billion

	Amount (bils)
Generation capacity	$3.0
Gas conversions & expansion	1.0
Grid modernization	1.0
Total Opportunities	$5.0

Upside?

$20+ Billion

Rate Base up 5% to 7%

Customer base rates <2 ✓ >4 X

. . . . $5 billion more of solid growth.

What's NOT in the Plan?
UPSIDE CAPACITY OPPORTUNITIES . . . .

CMS ENERGY



Capacity Growth Over Next Ten Years
MW
11,000
7,500
NOT IN PLAN potential for ~3,000 MW of owned capacity
~8,600 MW
PPA
2,600
capacity
~30%
Owned
6,000
410 MW
Shortfall
540 MW
~800 MW
PPA's Expire
780 MW
1,240 MW
Lower customer bills
~9,400 MW
PPA
580
Owned
8,820
Today
Jackson Plant Replaces Classic Seven
ROA Customers Return?
Palisades PPA Expires 2022
MCV PPA Expires 2025
Future
2015
201X
2022
2025

. . . . emerging incrementally with replacements not yet in plan!

What's NOT in the Plan?
UPSIDE CAPACITY PRICE INCREASES . . . .

CMS ENERGY


Was
(mils)
Now
(mils)
Future Scenarios
(mils)
+$40
+$20
$5
$15
$35
$55
Capacity price ($ kW per month)
< $0.50
(Market)
≈ $2.00
(Market)
$4.50
$7.50
(CONE)

. . . . could add value to the 700 MW "DIG" plant.

What's NOT in the Plan?
SALES GROWTH . . . .

CMS ENERGY

In the News

"Kent County [Grand Rapids] leads nation's largest counties in post-recession employment gains"
-- *Grand Rapids Press*

"Kent County [Grand Rapids] unemployment rate at 3.5%"
-- *Wood TV 8*

"Michigan unemployment rate drops to 6.3 percent, lowest since November 2002"
-- *Michigan Economic Development Corp.*

Annual Electric Sales[a]



Industrial
Total
-5.0%
-2.5%
5.0%
1.0%
8.7%
2.8%
3.0%
1.0%
Conservative
2.0%
0.5%
2008-2009 Recession
2010-2013 Recovery
2014
2015
Future 2016 - 2019

[a] Weather normalized vs. prior year

. . . . planned conservatively.

How Do We Do It? . . . .

CMS ENERGY

- Capital investment catch-up
  - No "big bets"
  - Organic growth
  - Self-funded
- Premier cost reductions and "reinvestment"
- Strong Energy Law; Constructive rate making
- Conservative planning
- Customer passion

. . . . it's a way of life at CMS.

Average Annual O&M Change


+6%
+2%
+2%
Peers
Actual/Plan
Peers
Peers
Peers
CMS +1%
CMS
CMS
Excluding Catastrophic December Storm
CMS
CMS
-1%
-2%
-3%
-3%
-3%
2006-2013
2012
2013
2014
2015

. . . . at peer leading pace.

How Do We Do It?
O&M COST SAVINGS . . . .

CMS ENERGY

O&M Trend vs Peers



50%
~6% per year
Peers
~2% per year
Inflation
-25%
0
-7%
-7%
-7%
-6%
CMS
-10%
-17%
-25
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2018

Lines smoothed for illustrative purposes

O&M Cost Savings

	2014 & 2015 (mils)	2014 → 2018 (mils)
• Attrition	$ - 35	$ - 75
• Productivity (Coal → Gas)	- 35	- 50
• "Pole Top" Hardening	- 30	- 30
• Smart Meters	- 5	- 25
• Eliminate Waste (UA's)	- 15	- 20
• Mortality Tables & Discount Rates	+50	+ 50
• Service Upgrades	+10	+ 50
Net Savings	**$ - 60**	**$ - 100**
Percent Savings	**- 6%**	**- 10%**

FAST START!

. . . . accelerated; funding investment and reducing risk.

How Do We Do It?
O&M COST REDUCTIONS . . . .

CMS ENERGY



Amount
(mils)
$1060
-3%
-3%
-12%
+9%
+5%
-8%
2013
Cost Reductions
Reinvestment
2014
"Benefits"
Cost Reductions
2015

. . . . providing more headroom for customer benefits.

How Do We Do It?
"REINVESTMENT" HELPS CUSTOMERS . . . .

CMS ENERGY



Adjusted EPS (non-GAAP)
2014
2015
$1.77 +7%
Guidance
January
March 31
June 30
September 30
December

. . . . AND provides sustainable growth for INVESTORS.

How Do We Do It?

2015 GAS AND ELECTRIC RATE CASES....

CMS ENERGY



2014
2015
2016
Our View
GAS
Filed
$88 M
7/01
Settled
$45 M
A) Settled $45 million
B) 10.3% ROE
Filed
$163 M
12/05
Self-implement
Securitization Surcharge Ends
$80 M
A) Jackson Plant
B) Final Order
C) New Rate Design
Classic 7 Decommissioned
A) Jackson Plant in rate base
B) Investment recovery and cost reductions
C) New Rate Design
ELECTRIC
2014
2015
2016
Our View

.... primarily for customer improvement with large O&M offsets.

EXPERIENCED POLICY MAKERS . . . .

CMS ENERGY

Governor Rick Snyder



Powering Michigan's Comeback

Commission



John Quackenbush (R), Chairman
Term Ends: July 2, 2017

Sally Talberg (I)
Term Ends: July 2, 2019





Greg White (I)
Term Ends: July 2, 2015

Consistent Leadership!

Energy Committee Chairs

Senator Mike Nofs





House Rep. Aric Nesbitt

. . . . provide stability.

How Do We Do It?
2015 MICHIGAN ENERGY LAW. . . .

- Historical test year
- 12-18 months regulatory lag
- No cap on ROA

Before 2008

- 10% renewables by 2015
- Energy efficiency standards
- File-and-implement
- 10% ROA cap

TODAY

- Adaptability
- Reliability
- Affordability
- Environmental protection

2015 Improvements

Upside

- RPS Expansion?
- ROA Elimination?

2015 Energy Timeline

- Governor Snyder names energy a top priority during State of the State address
- Forms an energy agency
- March special energy message

. . . . builds on 2008 Law!

How Do We Do It?
ELECTRIC CUSTOMER PRICES . . . .

CMS ENERGY

Residential Bills



Worse
20%
National Avg
(12)%
Rates
(14)%
Rates &
Fuel
(19)%
Rates &
Design
(13)%
-20
Better
2013
2014
2015
2016

Industrial Rates



Worse
30%
26%
Rates
21%
Rates &
Fuel
13%
Rates &
Design
7%
3%
Midwest Avg
(5)%
Policy or market might eliminate gap
-30
Better
2013
2014
2015
2016 Plus

. . . . competitive for residential and improving for industrial customers.

How Do We Do It?
WITH A PASSION FOR CUSTOMER SATISFACTION....

CMS ENERGY



Electric
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#3
#6
Present Rank
2010
2012
2014
2016
Residential
Business
Gas
1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
#2
#9
Present Rank
2010
2012
2014
2016
Residential
Business

.... which continues to improve rapidly.

What Makes Us Different?
A Passion for Customers AND Investors . . . .

CMS ENERGY

Future Shines Bright



$3.50
EPS a
Dividend
+7%
+5% to +7%
+5% to +7%
~ +4% yield
+5% to +7%
25% Avg.
+9% to +11% Annual Return
Last 12 Years
Next 10 Years

a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

Sustainable Future Growth

	Past Performance	Next 5 Years
• Investment (bils) (2010-2014)	$6.4	$7.6 Capacity Op!
• O&M Reductions (2006-2013)	(7)%	(10)% Conservative
• Sales Growth (2010-2014)	+1%	+½ % Conservative
• Energy Policy	2008 Law	2015 Update Improved

. . . . with next 10 years even brighter than last 10 years!

Appendix

Operating Cash Flow Growth . . . .


CMS ENERGY
Amount (bils)
Gross operating cash flow[a] up $0.1 billion per year
Up $0.5 Billion
$ 2.5
2.0
1.5
1.0
0.5
.0
(0.5)
$1.8
$1.9
$2.0
$2.1
$2.2
$2.4
$1.55
Interest, working capital and taxes
Investment
Pct of Market Cap (as of Dec. 2014)
Cap Inv
OCF
CMS
16%
15%
Peers
14
12
Cash flow before dividend
a Non-GAAP
2014
2015
2016
2017
2018
2019

	2014	2015	2016	2017	2018	2019
NOLs & Credits	$0.7	$0.7	$0.5	$0.4	$0.3	$0.2

. . . . up $½ billion or 30% over five years!

Plan. . . .



CMS ENERGY
10-Year Actual
7% CAGR
Peers 4%
$1.77
$1.89
5% - 7%
$1.86
EPS [a]
Dividend
$0.81
$0.90
$0.96
$1.08
$0.84
Int'l Sale
$1.21 [b]
$1.26
$1.36
$1.45
$1.55
$1.66
7%
$1.16
5% - 7%
80%
20¢
39%
36¢
32%
50¢
27%
66¢
14%
84¢
6%
96¢
6%
$1.02
$1.08
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Future
Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 61% 60%-70%

[a] Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

[b] $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

. . . . provides consistent "no excuse" growth, without resets.

Credit Ratings. . . .



Scale
S&P / Fitch
Moody's
S&P (Dec. '14)
Moody's (Jan. '14)
Fitch (Feb. '14)
A+ A1
A A2
A- A3
BBB+ Baa1
BBB Baa2
BBB- Baa3
BB+ Ba1
Consumers Secured
BBB Baa2
BBB- Baa3
BB+ Ba1
BB Ba2
BB- Ba3
B+ B1
B B2
B- B3
CMS Unsecured
Present
Prior
2002
Outlook
Stable
Stable
Stable

Reflects

- Consistent Performance
- Less Risk
- Customer Focus
- Constructive Regulation
- Good Energy Policy

. . . . show continuous improvement.

Generation Strategy: New Supply Sources....



Levelized cost of new build (¢/kWh)
New Build
Consumers Energy Sources
25
20
15
10
5
0
5¢
6¢
5¢
Zeeland
7¢
8¢
Back -up
6¢
6¢
Cross Winds
11¢
Back -up
9¢
10¢
7¢
Big 5
12¢
5.5¢
Palisades
22¢
15¢
Combined Cycle Gas Plant
Gas price= $3.00 $4.50 $6.00
Wind
W/ tax credit
W/o tax credit
Coal
W/ emission controls
Nuclear
Residential Solar
Today $3.00 per watt
Future $2.00 per watt?

.... combined cycle gas is the most attractive new source of supply.

2015 Sensitivities . . . .

CMS ENERGY

	Status	Sensitivity	2015 Impact EPS	2015 Impact OCF (mils)
Sales [a]				
• Electric (37,847 GWh)	☺	± 1%	± $0.05	± $ 20
• Gas (294.1 Bcf)		± 5	± 0.07	± 30
Gas prices (NYMEX)	☺	± 50¢	∓ 0	∓ 55
ROE (authorized)				
• Electric (10.3%)	☺	± 10 bps	± 0.01	± 5
• Gas (10.3%)		± 10	± < 0.01	± 2
Interest Rates	☺	±100 bps	∓ < 0.01	∓ 0

[a] Reflect 2015 sales forecast; weather adjusted

. . . . reflect strong risk mitigation.

2015 Guidance . . . .

CMS ENERGY

	Adjusted EPS (non-GAAP)
• Utility	
• Electric	$1.50 - $1.52
• Gas	0.59 - 0.60
Total Utility	$2.09 - $2.12
• Enterprises	0.04
• Parent and other	(0.27)
Total EPS	$1.86 - $1.89 +5% to +7%
• Operating cash flow (GAAP) (mils)	$1,550

. . . . building on high end, actual 2014 performance.

GAAP Reconciliation

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74
After-tax items:												
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05	0.33	0.03	-	0.17	-	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)	(0.01)	*	0.03
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)	*	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*	(*)
Asset impairment charges, net	-	-	1.82	0.76	0.60	-	-	-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77
Mark-to-market impacts		0.03	(0.43)	0.51								
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS Energy

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2014	2015	2016	2017	2018	2019
Consumers Operating Income + Depreciation & Amortization	$ 1,813	$ 1,885	$ 1,955	$ 2,081	$ 2,194	$ 2,358
Enterprises Project Cash Flows	20	25	29	50	52	55
Gross Operating Cash Flow	$ 1,833	$ 1,910	$ 1,983	$ 2,131	$ 2,246	$ 2,413
Other operating activities including taxes, interest payments and working capital	(386)	(360)	(583)	(631)	(646)	(713)
Net cash provided by operating activities	$ 1,447	$ 1,550	$ 1,400	$ 1,500	$ 1,600	$ 1,700